INCOME TAXES	12 Months Ended
Sep. 30, 2013
Income Tax Disclosure [Abstract]
INCOME TAXES
4.               INCOME TAXES

The principal components of the Company's net deferred tax assets consisted of the following at September 30:

	2013	2012

Net operating loss carryforwards	$1,332,955	$884,891
Research and experimentation credit carryforwards	32,559	32,559
Stock based compensation	115,171	-
Fixed assets	7,492	7,258
Accrued expenses	35,744	10,000
Gross deferred tax assets	1,523,921	934,708
Deferred tax asset valuation allowance	(1,523,921)	(934,708)

Net deferred tax assets	$-	$-

As of September 30, 2013 and 2012, the Company had federal net operating loss carryforwards of approximately $3,486,000 and $2,228,000, respectively, which may be available to offset future taxable income and which would begin to expire in 2026. As of September 30, 2013 and 2012, the Company had federal research and experimentation credit carryforwards of $32,559 which may be available to offset future income tax liabilities and which would begin to expire in 2028.

As of September 30, 2013 and 2012, the Company had state net operating loss carryforwards of approximately $ 2,800,000 and $2,120,000, respectively, which may be available to offset future taxable income and which would begin to expire in 2013. As of September 30, 2013 and 2012, the Company had federal research and experimentation credit carryforwards of $10,135 which may be able to ffset future income tax liabilities and which would begin to expire in 2023.

As the Company has not yet achieved profitable operations, management believes the tax benefits as of September 30, 2013 and 2012 did not satisfy the realization criteria set forth in FASB ASC Topic 740, Income Taxes, and therefore has recorded a valuation allowance for the entire deferred tax asset. The valuation allowance increased in 2013 and 2012 by approximately $589,213 and $198,220, respectively. The Company’s effective income tax rate differed from the federal statutory rate due to state taxes and the Company’s full valuation allowance, the latter of which reduced the Company’s effective federal income tax rate to zero.

The Company experienced an ownership change as a result of the Merger described in Note 6, causing a limitation on the annual use of the net operating loss carryforwards. Utilization of the Company’s net operating loss may be subject to a substantial annual limitation due to the ownership change limitations set forth in Internal Revenue Code Section 382 and similar state provisions